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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 DATE OF REPORT
                        (DATE OF EARLIEST EVENT REPORTED)
                                  July 10, 1998


                          Commission file number 1-4987


                               SL INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)


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
                    NEW JERSEY                                                           21-0682685
(State or other jurisdiction of incorporation or organization)              (I.R.S. Employer Identification No.)

520 FELLOWSHIP ROAD, SUITE A114, MT. LAUREL, NJ                                            08054
    (Address of principal executive offices)                                             (Zip Code)
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        Registrant's telephone number, including area code: 609-727-1500




The undersigned Registrant hereby amends the following item of its Current Report on Form 8-K dated July 10, 1998, as set forth in the page attached hereto: "Item 7. Financial Statements and Exhibits" is hereby amended and restated to exclude statements and pro forma financial information not required under Regulation S-X Rule 3-05 in connection with the acquisition of Elektro-Metall Export GmbH.


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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(a)   Financial Statements of Businesses Acquired.

         Not required.

(b)   Pro Forma Financial Information.

         Not Required.

(c)   Exhibits.

         Exhibit 2.1. Purchase Agreement as of June 30, 1998, by and among SL Industries Vertrieb, GmbH and Datron Inc.




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                                   Signatures




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                          SL INDUSTRIES, INC.
                                                          -------------------
                                                               Registrant





Dated:  September 15, 1998                    /s/ Owen Farren
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                                              Owen Farren
                                              President, Chief Executive Officer
                                              and Chairman of the Board